UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2018

OFG BANCORP

(Exact Name of Registrant as Specified in its Charter)

Commonwealth of Puerto Rico	001-12647	66-0538893
(State or other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

Oriental Center, 15th Floor 254 Muñoz Rivera Avenue San Juan, Puerto Rico		00918
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (787) 771-6800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

At the annual meeting of shareholders of OFG Bancorp (the “Company”) held on April 25, 2018 (the “Annual Meeting”), the proposals listed below were submitted to a vote of shareholders as set forth in the Company’s definitive proxy statement (the “Proxy Statement”) for the Annual Meeting.

Proposal 1 – Election of Directors

The two nominees named in the Proxy Statement, Juan S. Inclán and Pedro Morazzani were elected as directors to serve for a one and three-year term, respectively, except that as a result of the approval of the amendments proposed to the Articles of Incorporation in proposal 3, the terms of all of our directors, including Mr. Morazzani, will end at the 2019 annual meeting of shareholders. The voting results with respect to each nominee were as follows:

Directors	For	Withheld	Broker Non-Votes
Julian S. Inclán	35,102,872	3,902,850	2,770,682
Pedro Morazzani	38,075,625	930,097	2,770,682

Proposal 2 – Advisory Vote on Executive Compensation

The compensation of the Company’s named executive officers, as described in the Proxy Statement, was approved on an advisory basis. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
29,222,960	9,774,132	8,630	2,770,682

Proposal 3 – Amendments to the Articles of Incorporation

The amendments proposed to the Company’s Articles of Incorporation described in the Proxy Statement were approved. As a result of these amendments, the Company’s Board of Directors will have only one class elected annually to a one year term beginning at the 2019 annual meeting of shareholders, instead of three classes, each elected every three years to three year terms, and the Articles of Incorporation will no longer require a supermajority vote to approve certain business combinations and certain amendments to the Articles of Incorporation. The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
37,334,945	26,626	1,644,151	2,770,682

Proposal 4 – Ratification of Selection of Independent Registered Public Accounting Firm

The proposal to ratify the selection of KPMG LLP as the Company’s independent registered public accountants for the year ending December 31, 2018 was approved. The voting results were as follows (there were no broker non-votes):

For	Against	Abstain
41,167,857	603,175	5,372

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OFG BANCORP

Date: May 1, 2018	By:	/s/ Carlos O. Souffront
Carlos O. Souffront General Counsel and Secretary of the Board of Directors